April 24, 1998



TO LOWE'S SHAREHOLDERS:

     It is my pleasure to invite you to the 1998 Annual Meeting to be held at our Regional Distribution Center located at 711 Tomlin Mill Road, Statesville, North Carolina, on Friday, May 29, 1998, at 10:00 a.m. Statesville is located near the intersection of Interstate Routes 77 and 40 midway between Winston-Salem and Charlotte. A map giving directions to the Distribution Center is on the back cover of the Proxy Statement.

     We are extremely proud of this new state of the art Distribution Center which is contributing significantly to Lowe's current success. Tours will be available following the Shareholders Meeting, and I hope many of you will take advantage of the tour opportunity which should be both enjoyable and educational.

     The formal Notice of Annual Meeting and Proxy Statement are enclosed with this letter. The principal item of business to be transacted at our meeting is the election of six Directors, as described in the Proxy Statement. I look forward to reporting on an outstanding 1997, and at the meeting I expect to report results of our first fiscal quarter of 1998.

                                    Yours cordially,

                                    /s/ Robert L. Tillman

                                    Robert L. Tillman





                                 LOWE'S COMPANIES, INC.
                                    P. O. Box 1111
                               North Wilkesboro, NC 28656


                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                    May 29, 1998

     The Annual Meeting of Shareholders of Lowe's Companies, Inc. (the "Company") will be held at the Company's Regional Distribution Center located at 711 Tomlin Mill Road, Statesville, North Carolina, on Friday, May 29, 1998, at 10:00 a.m. to consider and act upon the following proposals:

     To elect one Class I Director to a term of one year, one Class II Director to a term of two years and four Class III Directors to a term of three years; and

     To transact such other business as may be properly brought before the Annual Meeting.

     Shareholders of record at the close of business on April 3, 1998, are entitled to notice of and to vote at the meeting. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting in accordance with instructions, if any. If two or more proxies are submitted by the same shareholder, the proxy bearing the later date will revoke the prior proxy. Any proxy delivered before the meeting may be revoked by attending the meeting and voting in person.

                                    By order of the Board of Directors,

                                    /s/ William C. Warden, Jr.

                                    William C. Warden, Jr.
                                    Executive Vice President, General Counsel
                                    & Secretary

North Wilkesboro, North Carolina
April 24, 1998

IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE PROXY AND MAIL AT ONCE IN THE ENCLOSED ENVELOPE.

                                LOWE'S COMPANIES, INC.
                                    P. O. Box 1111
                       North Wilkesboro, North Carolina 28656
                                    336/658-4000
                                  Proxy Statement
                                       for
                          Annual Meeting of Shareholders
                                   May 29, 1998

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Lowe's Companies, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held at the Company's Regional Distribution Center located at 711 Tomlin Mill Road, Statesville, North Carolina, on Friday, May 29, 1998, at 10:00 a.m.
(A map is included on the back cover of this Proxy Statement.) It is anticipated that this Proxy Statement and the enclosed form of proxy will be sent to shareholders on April 24, 1998.

     Only shareholders of record at the close of business on April 3, 1998, are entitled to notice of and to vote at the meeting or any adjournment thereof On April 3, 1998, there were 175,583,890 shares of Common Stock of the Company outstanding and entitled to vote. Shareholders are entitled to one vote for each share held on all matters to come before the meeting.

     The shares represented by a proxy will be voted as directed unless the proxy is revoked. Any proxy may be revoked before it is exercised by filing with the Secretary of the Company an instrument revoking the proxy or a proxy bearing a later date. A proxy is revoked if the person who executed the proxy is present at the meeting and elects to vote in person.

     Abstentions and shares held of record by a broker or its nominee ("broker shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker shares that are not voted on any matter at the meeting are not included in determining whether a quorum is present. The vote required on matters to be considered is disclosed under the caption for such matters. Votes that are withheld and broker shares that are not voted (commonly referred to as "broker non-votes") are not included in determining the number of votes cast in the election of Directors or on other matters.

ELECTION OF DIRECTORS

     There are currently 13 members of the Board of Directors, which is divided into three classes: Class I (five members), Class II (four members) and Class III (four members), with one class being elected each year for a three-year term. As recommended by the Governance Committee (acting as a nominating committee), the Board of Directors has nominated six individuals for election as Directors. The six nominees, all of whom are currently Directors, and their classes and terms are:


     Name                     Class and Term

     Richard K. Lochridge     Class I, expiring 1999
     Peter C. Browning        Class II, expiring 2000
     Leonard L. Berry         Class III, expiring 2001
     Paul Fulton              Class III, expiring 2001
     James F. Halpin          Class III, expiring 2001
     Robert L. Tillman        Class III, expiring 2001

Messrs. Berry, Browning and Lochridge were elected as Directors by the Board since the 1997 Annual Meeting.

     If elected, each nominee will serve the term indicated above or until a successor is elected and qualifies. The election of each nominee requires the affirmative vote of the holders of the plurality of the shares of Common Stock cast in the election of Directors. Unless authority to vote in the election of Directors is withheld, it is the intention of the persons named as Proxies to vote FOR the six nominees. If at the time of the meeting any of these nominees is unavailable for election as a Director for any reason, which is not expected to occur, the persons named as Proxies will vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

INFORMATION CONCERNING CLASS I NOMINEE

The nominee for election for a one-year term as a Class I Director to serve until the 1999 Annual Meeting is Richard K. Lochridge

                           Director   Business Experience, Directorships, and
Name and Age                 Since    Positions within the Last Five Years

Richard K. Lochridge, 54      1998    Member of Audit Committee and Governance
                                      Committee of the Company. President and Chief Executive Officer, Lochridge &
                                      Company (General Management Consulting
                                      Firm), Boston, Mass. since 1986.  Other
                                      directorships:  Dynatech Corporation,
                                      Burlington, Mass., since 1986; Hannaford
                                      Brothers Co., Portland, Me., since 1993.







INFORMATION CONCERNING CLASS II NOMINEE

The nominee for election for a two-year term as a Class II Director to serve until the 2000 Annual Meeting is Peter C. Browning

                            Director  Business Experience, Directorships, and
Name and Age                 Since    Positions within the Last Five Years

Peter C. Browning, 56         1998    Member of Compensation Committee and
                                      Governance Committee of the Company.
                                      President and Chief Operating Officer,
                                      Sonoco Products Company (Global Packaging
                                      Company), Hartsville, S.C., since 1996
                                      having previously served as Executive
                                      Vice-President (1993-1996) of that
                                      company; Director since 1995.  Other
                                      directorships:  Phoenix Home Life Mutual
                                      Ins. Co., Hartford, Conn., since 1989;
                                      Wachovia Corporation, Winston-Salem,
                                      N.C. since 1997.







INFORMATION CONCERNING CLASS III NOMINEES

The nominees for election to three-year terms as Class III Directors to serve until the 2001 Annual Meeting are Leonard L. Berry, Paul Fulton, James F. Halpin and Robert L. Tillman

                            Director  Business Experience, Directorships, and
Name and Age                 Since    Positions within the Last Five Years

Leonard L. Berry, Ph.D., 55   1998    Member of Audit Committee and Governance
                                      Committee of the Company.  Professor of
                                      Marketing, Holder of the J.C. Penney
                                      Chair in Retailing Studies, and Director of the Center for Retailing Studies, Texas A&M University, College Station,
                                      Tex., since 1982.  Other directorships:
                                      CompUSA Inc., Dallas, Tex., since 1993;
                                      Hastings Entertainment, Inc., Amarillo,
                                      Tex., since 1994; Council of Better
                                      Business Bureaus (Public Member),
                                      Arlington, Va., since 1995.


Paul Fulton, 63               1996    Member of Compensation Committee and
                                      Governance Committee of the Company.
                                      Chairman and Chief Executive Officer,
                                      Bassett Furniture Industries, Bassett,
                                      Va., since 1997; Director since 1993.
                                      Dean, Kenan-Flagler Business School,
                                      University of North Carolina, Chapel
                                      Hill, N.C., 1994-1997.  President, Sara
                                      Lee Corporation (Manufacturer and
                                      Marketer of Consumer Products), Chicago,
                                      Ill., 1988-1993.  Other directorships:
                                      Sonoco Products Company, Hartsville, SC, since 1989; NationsBank Corporation,
                                      Charlotte, N.C., since 1993; The Cato
                                      Corporation, Charlotte, N.C., since 1994;
                                      Hudson Bay Company, Toronto, Ontario,
                                      since 1997.


James F. Halpin, 47           1996    Member of Compensation Committee,
                                      Executive Committee and Governance
                                      Committee of the Company.  President
                                      and Chief Executive Officer, CompUSA Inc.
                                      (Computer Superstores), Dallas, Tex.
                                      since 1993; President, HomeBase (Home
                                      Improvement Retail Chain), Irvine, Cal.,
                                      1990-1993.  Other directorships:
                                      Interphase Corporation, Dallas, Tex.,
                                      since 1995; Invincible Technologies
                                      Corp., Boston, Mass., since 1995; ToyBiz,
                                      Inc., New York, N.Y., since 1995.



Robert L. Tillman, 54         1994    Chairman of the Board since January 1998,
                                      President and Chief Executive Officer
                                      since August 1996, having previously
                                      served as Senior Executive Vice President and Chief Operating Officer (1994-July
                                      1996) and Executive Vice President -
                                      Merchandising (1991-1994), Chairman of
                                      Executive Committee of the Company.
                                      Other directorships:  International Mass
                                      Retail Association, Arlington, Va., since
                                      1996.






                       INFORMATION CONCERNING CONTINUING DIRECTORS


The remaining Directors whose terms expire after 1998 are:

Class I Directors, term expiring in 1999


                            Director  Business Experience, Directorships, and
Name and Age                 Since    Positions within the Last Five Years

William A. Andres, 71         1986    Chairman of Governance Committee, Member
                                      of Compensation Committee and Executive
                                      Committee of the Company.  Previously
                                      Chairman of the Board and Chief
                                      Executive Officer (1976-1983), Chairman
                                      of Executive Committee (1983-1985) of
                                      Dayton Hudson Corporation (Retail
                                      Chain), Minneapolis, Minn.  (Mr. Andres
                                      retired in September 1985.)


John M. Belk, 78              1986    Chairman of Audit Committee, Member of
                                      Governance Committee of the Company.
                                      Chairman of the Board, Belk Stores
                                      Services, Inc. (Retail Department
                                      Stores), Charlotte, N.C., since 1980.
                                      Other directorships: Coca-Cola Bottling
                                      Company Consolidated, Charlotte, N.C.,
                                      since 1972; Chaparral Steel, Midlothian,
                                      Tex., since 1987.


Leonard G. Herring, 70        1956    President and Chief Executive Officer
                                      1978-July 1996, (Mr. Herring resigned as
                                      President and CEO effective August 1,
                                      1996 and retired as an employee of the
                                      Company January 31, 1997), Member of
                                      Audit Committee and Executive Committee
                                      of the Company.


Claudine B. Malone, 61        1995    Member of Audit Committee and Governance
                                      Committee of the Company. President and Chief Executive Officer, Financial &
                                      Management Consulting, Inc., McLean, Va.
                                      since 1984.  Other directorships:
                                      Chairman, Federal Reserve Bank, Richmond,
                                      Va., since 1996 (Member since 1994); Dell
                                      Computer Corporation, Austin, Tex., since
                                      1993; Hannaford Bros., Scarborough, Me., since 1991; Hasbro, Inc., Pawtucket, R.I.
                                      since 1992; Houghton Mifflin, Boston,
                                      Mass., since 1982; LaFarge Corporation,
                                      Reston, Va., since 1994; The Limited,
                                      Inc., Columbus, Oh., since 1982;




                                      Mallinckrodt Group Inc., St. Louis, Mo., since 1994; SAIC-Science Applications International Corporation, San Diego, Calif., since 1993; Union Pacific Resources Corporation, Fort Worth, Tex., since 1995.








Class II Directors, term expiring in 2000

                            Director  Business Experience, Directorships, and
Name and Age                  Since   Positions within the Last Five Years

Carol A. Farmer, 53           1994    Member of Compensation Committee and
                                      Governance Committee of the Company.
                                      President, Carol Farmer Associates, Inc.
                                      (Trend Forecasting and Consulting), Boca
                                      Raton, Fla., since 1985.  Other
                                      directorships:  The Sports Authority,
                                      Inc., Ft. Lauderdale, Fla., since 1995.


Robert G. Schwartz, 70        1973    Chairman of Compensation Committee,
                                      Member of Governance Committee of the
                                      Company.  Director of Metropolitan Life
                                      Insurance Company, New York, N.Y., since
                                      1980, having previously served as
                                      Chairman of the Board (1983-1993),
                                      President and Chief Executive Officer
                                      (1989-1993) of that company.  (Mr.
                                      Schwartz retired in March 1993.)  Other
                                      directorships:  Potlatch Corporation,
                                      Spokane, Wash., since 1973; Comsat
                                      Corporation, Bethesda, Md., since 1986;
                                      Mobil Corporation, Fairfax, Va. since
                                      1987; The Reader's Digest Association,
                                      Inc., Pleasantville, N.Y., since 1989;
                                      Consolidated Edison Company of New York,
                                      New York, N.Y., since 1989; Lone Star
                                      Industries, Inc., Stamford, Conn., since
                                      1994; Ascent Entertainment Group, Inc.,
                                      Denver, Colo., since 1995.


Robert L. Strickland, 67      1961    Chairman of the Board 1978-January 1998,
                                      (Mr. Strickland retired as an employee of the Company effective January 30, 1998),
                                      Member of Audit Committee and Executive
                                      Committee of the Company. Other
                                      directorships:  Deputy Chairman, Federal
                                      Reserve Bank, Richmond, Va., since 1996;
                                      T. Rowe Price Associates, Inc.,
                                      Baltimore, Md., since 1991; Hannaford
                                      Bros., Scarborough, Me., since 1994.







                    INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                              COMMITTEES OF THE BOARD

     Classification of Directors. Each Lowe's Director is classified as an "Independent Director" or a "Management Director". A "Management Director" is a present or former employee who serves as a Director. An "Independent Director" is a Director within the scope of Securities and Exchange Commission rules defining "non-employee directors". Ms. Farmer and Ms. Malone and Messrs. Andres, Belk, Berry, Browning, Fulton, Halpin, Lochridge and Schwartz are Independent Directors. Messrs. Herring, Strickland and Tillman are Management Directors.

     Compensation of Directors - Standard Arrangements. Mr. Tillman receives no Director or Committee compensation. Directors (other than Founding Directors, a designation discussed below under "Resolution of Director Emeritus Retirement Benefit") who are not employed by the Company are paid an annual retainer of $35,000 plus $5,000 annually for serving as a Committee Chairman and $1,000 per Board meeting or Committee meeting attended (with the maximum annual amount payable to any one Director being $60,000). Founding Directors who are not employed by the Company are paid an annual retainer of $60,000 each, with no additional fees for attending meetings or for Committee Chairmanships. In 1997, Mr. Herring was also paid $5,000 for serving as a Director of one of the Company's wholly owned subsidiaries.

     Resolution of Director Emeritus Retirement Benefit. Certain Directors historically have been classified as "Founding Directors", defined in the Bylaws as a person who was a Director when Lowe's became a public company in 1961 and who has served continuously as a Director since 1961. Of the current Directors, only Messrs. Herring and Strickland are Founding Directors. Once a Founding Director retires from the Board, the Bylaws permit the Board to designate him as a Director Emeritus. Former Founding Directors William H. McElwee, Gordon E. Cadwgan and Petro Kulynych are Directors Emeritus. A Director Emeritus receives a retirement benefit for life at an annual rate equal to 50% of the basic annual Founding Director retainer in effect at the time he was named Director Emeritus. Under this arrangement, Mr. McElwee has been paid $20,000 annually since his retirement as a Director in 1991; Mr. Cadwgan has been paid $30,000 annually since his retirement as a Director in 1996; and Mr. Kulynych has been paid $30,000 annually since his retirement as a Director in 1997. The Board has designated Messrs. Herring and Strickland as Directors Emeritus effective upon their retirement from the Board. As a Director Emeritus, each would be paid $30,000 annually for life, commencing on his retirement date. No Director Emeritus compensation has been paid for 1998.

     The Board of Directors has determined to resolve the Company's obligations for Directors Emeritus benefits. The Board has proposed to pay each Director Emeritus, and each Director Emeritus has agreed to accept, a one-time lump sum cash payment in satisfaction of the Company's retirement benefit obligation to such individual attributable to his status as Director Emeritus. (As noted, Messrs. Herring and Strickland have been designated Directors Emeritus effective upon their scheduled retirement as Directors.) The planned one-time, lump sum cash payments are: Mr. McElwee, $82,994; Mr. Cadwgan, $167,223; Mr. Kulynych, $225,974; Mr. Herring, $237,240; and Mr.
Strickland, $241,906. The present values were arrived at using agreed upon mortality tables and a discount rate of 6%. (Mr. McElwee died March 30, 1998. The Company reached agreement respecting his Founding Director retirement benefit prior to his death.)

     During their remaining years of service, Directors Herring and Strickland will be compensated under the arrangement for Founding Directors discussed under "Compensation of Directors - Standard Arrangements".

     Compensation of Directors - Other Arrangements. In 1989, shareholders approved the Lowe's Companies, Inc. 1989 Non-Employee Directors' Stock Option Plan. Under this Plan, eligible Directors were granted annually an immediately exercisable stock option to purchase 4,000 shares of Common Stock at the first Directors' Meeting following the Annual Meeting in 1989, 1990, 1991, 1992 and 1993. The option price was the shares' fair market value on the date of grant. In accordance with a formula set forth in the option agreement, the Company makes a federal income tax deposit on behalf of Directors who exercise options. Two hundred thousand shares of Common Stock were reserved under the Plan for the granting of options and options covering 140,000 shares were granted. No options were granted under this Plan during Fiscal 1997 and no options will be granted under this Plan in the future.

     During Fiscal 1997, Mr. Andres exercised options for 8,000 shares and realized a net gain on the shares of $234,875 (representing the difference between the market value at the date of exercise and the option exercise price). In accordance with the provisions of the option agreements, the Company applied part of the gross proceeds of the option exercise price to make federal income tax deposits ($65,126) on behalf of Mr. Andres.

     In 1994, the Board adopted the Lowe's Companies, Inc. Directors' Deferred Compensation Plan. This Plan allows each non-employee Director to defer receipt of all, but not less than all, of the annual retainer and meeting fees otherwise payable to the Director. Deferrals are credited to a bookkeeping account and account values are adjusted based on the investment measure selected by the Director. One investment measure adjusts the account based on the Wachovia Bank and Trust Company prime rate plus 1%. The other investment measure assumes that the deferrals are invested in the Company's Common Stock. A Director may allocate deferrals between the two investment measures in 25% multiples. Account balances are paid in cash following the termination of a Director's service.







     In 1994, shareholders approved the Lowe's Companies, Inc. Directors' Stock Incentive Plan. This Plan provides for each eligible Director to be awarded 500 shares of Company Common Stock at the first Directors' Meeting following the Annual Meeting in 1994, 1995, 1996, 1997 and 1998. Up to 25,000 shares may be issued under this Plan. During Fiscal 1997, 4,000 shares (having a fair market value of $39.375 per share on May 30, 1997) were awarded to eight eligible Directors (500 shares each to Directors Andres, Belk, Farmer, Fulton, Halpin, Herring, Malone and Schwartz).

     Board of Directors - During Fiscal 1997, the Board of Directors held six meetings. The Board has four standing committees which met the number of times set forth in parentheses: Executive (0), Audit (5), Compensation (3) and Governance (3). All Directors attended at least 75% of the meetings of the Board and the committees on which they served.

     Audit Committee - The Audit Committee has six members: John M. Belk (Chairman), Leonard L. Berry, Leonard G. Herring, Richard K. Lochridge, Claudine B. Malone and Robert L. Strickland. The Audit Committee meets with the internal auditing staff and representatives of the Company's independent accounting firm without senior management present, and with representatives of senior management. The Committee reviews the general scope of the Company's annual audit and the fee charged by the independent accountants, determines the duties and responsibilities of the internal auditors, reviews financial statements and the accounting principles being applied and reviews audit results and other matters relating to internal control and compliance with the Company's code of ethics. In addition, the Audit Committee recommends annually the engagement of the Company's independent accountants.

     Compensation Committee - The Compensation Committee has six members:
Robert G. Schwartz (Chairman), William A. Andres, Peter C. Browning, Carol A. Farmer, Paul Fulton and James F. Halpin. This Committee reviews and sets the compensation of Directors who are employees of the Company; reviews the compensation of all other employees whose annual salary and bonus opportunities exceed $125,000; reviews and approves all annual bonus plans; reviews and approves all forms of compensation which exceed one year in duration, including employee stock option and deferred compensation awards; administers and interprets all provisions of all compensation, employee stock option, stock appreciation rights and other incentive plans; and approves awards pursuant to the terms of any employee stock option or stock appreciation rights plan.

     Executive Committee - The Executive Committee has five members:  Robert
L. Tillman (Chairman), William A. Andres, James F. Halpin, Leonard G. Herring and Robert L. Strickland. The Executive Committee exercises all of the powers of the Board of Directors between meetings, except as otherwise limited by law.

     Governance Committee - The Governance Committee has ten members:  William
A. Andres (Chairman), John M. Belk, Leonard L. Berry, Peter C. Browning, Carol
A. Farmer, Paul Fulton, James F. Halpin, Richard K. Lochridge, Claudine B. Malone and Robert G. Schwartz. This Committee's responsibilities include screening suggestions for new Board members and making recommendations to the full Board; conducting an annual performance evaluation of the Chief Executive Officer; and conducting an annual review of the performance of the full Board and structure of Board Committees. This Committee functions as a nominating committee by recommending nominees for election as Directors of the Company. The Committee considers nominees recommended by shareholders. Any such recommendation should be submitted in writing to the Secretary of the Company no later than 120 days prior to the date of mailing the proxy materials for each annual meeting (generally, not later than the end of November preceding the annual meeting). The recommendation should include information that will enable the Committee to evaluate the qualifications of the proposed nominee.






SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows the beneficial ownership as of April 3, 1998, except as noted, of Common Stock of each incumbent Director of the Company, each nominee for election as a Director of the Company, the Officers named in the Summary Compensation Table, each shareholder known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, and Directors and Executive Officers as a group:

          Name or Number                                       Percent
          of Persons in Group     Number of Shares (1) (2)     of Class

          William A. Andres              41,000                   *
          John M. Belk                   42,125                   *
          Leonard L. Berry                  -0-                   *
          Peter C. Browning                 330                   *
          Carol A. Farmer                 2,601                   *
          Paul Fulton                     2,500                   *
          James F. Halpin                 7,100                   *
          Leonard G. Herring          1,647,862 (3)               *
          Richard K. Lochridge            1,500                   *
          Claudine B. Malone              2,000                   *
          Robert G. Schwartz             42,000                   *
          Robert L. Strickland        1,239,027 (4)               *
          Larry D. Stone                 71,122                   *
          Robert L. Tillman             233,105                   *
          William C. Warden, Jr.         59,676                   *
          Thomas E. Whiddon              48,333                   *

          Incumbent Directors, Director Nominees
          and Executive Officers as a Group
          (25 in total)               4,101,827 (5)           2.336

          Lowe's Companies Employee Stock
          Ownership Trust
          P.O. Box 1111
          North Wilkesboro, NC 28656  8,024,191 (5)          10.265







          FMR Corp.
          82 Devonshire Street
          Boston, MA  02109          24,527,280 (6)          13.969

          Putnam Investments, Inc.
          One Post Office Square
          Boston, MA  02109          11,282,805 (6)           6.426

          The Capital Group Companies, Inc.
          333 South Hope St.
          Los Angeles, CA  90071      9,448,500 (6)           5.381

___________

* Less than 1%.
     Includes shares that may be acquired within 60 days under the Company's Stock Option Plans as follows: Mr. Andres 12,000 shares; Mr. Belk 20,000 shares; Mr. Schwartz 20,000 shares; Mr. Stone 13,333 shares; Mr. Strickland 16,666 shares; Mr. Tillman 50,000 shares; Mr. Warden 13,333 shares; Mr. Whiddon 13,333 shares; with aggregate shares for all Executive Officers and Directors as a group (25) being 235,165. Also includes Stock Awards (Performance Stock and Performance Accelerated Restricted Stock) that have been granted but not vested as follows: Mr. Herring, 21,250 shares; Mr. Stone 33,000 shares; Mr. Strickland 33,750 shares; Mr. Tillman 79,750 shares; Mr. Warden 35,000 shares; Mr. Whiddon 30,000 shares; with aggregate shares for all Executive Officers and Directors as a group (25) being 465,750.

     Does not include phantom shares credited to the accounts of Directors under the Company's Deferred Compensation Plan as follows: Mr. Andres 4,893 shares; Mr. Belk 4,918 shares; and Ms. Farmer 2,469 shares.

     Includes 76,750 shares of shared voting and investment power.

     Includes 155,000 shares of shared voting and investment power.

     Shares allocated to participants' ESOP accounts are voted by the participants by giving voting instructions to Wachovia Bank, N.A. (the "Trustee"). The ESOP's Management Committee directs the Trustee in the manner in which shares not allocated to participants' accounts are to be voted. The Management Committee has 19 members, including Messrs. Stone, Tillman, Warden and Whiddon. At April 3, 1998, there were 139,620 unallocated shares.

     Shares held at December 31, 1997, according to Schedules 13G filed with the Securities and Exchange Commission.

     Based solely on its review of the forms required to be filed by Section 16(a) of the Securities Exchange Act of 1934 that have been received by the Company and written representations from certain reporting persons that no annual statements on Form 5 were required, the Company believes that all filing requirements under Section applicable to its Officers, Directors and beneficial owners have been complied with.

                        COMPENSATION OF EXECUTIVE OFFICERS

     The following table discloses compensation received by the Company's Chief Executive Officer and the four other most highly paid Executive Officers for the three fiscal years ended January 30, 1998:



                                                 SUMMARY COMPENSATION TABLE

                                                                               Long-term Compensation
                                           Annual Compensation             Awards                  Payouts

                                                              Other       Restricted     Stock
Name & Principal      Fiscal Year                             Annual         Stock      Options #   LTIP    All other
Position                Ended            Salary     Bonus   Compensation   Awards 1)    shares 2)  Payout Compensation 3)

Robert L. Tillman      January 30, 1998 $675,000   $311,175  $157,173 (4) 30,000 shares  60,000      $0       $20,800
Chairman of the Board,
President and Chief    January 31, 1997  548,269    412,500   153,531     30,000 shares 120,000       0        21,000
Executive Officer      January 31, 1996  400,000     46,204    83,430     12,500 shares       0       0        21,000

Robert L. Strickland   January 30, 1998  650,000    299,650   187,065 (5)      0 shares       0       0        20,800
Chairman of the Board
(retired)              January 31, 1997  623,077    468,750   212,538     12,500 shares  50,000       0        21,000
                       January 31, 1996  575,000     88,558   162,040     15,000 shares       0       0        21,000

Larry D. Stone         January 30, 1998  340,000    156,740    63,674 (6) 12,500 shares  20,000       0        20,800
Executive Vice President
and Chief Operating    January 31, 1997  266,385    125,000    46,548     12,500 shares  40,000       0        21,000
Officer                January 31, 1996  167,885     12,802    18,240      6,000 shares       0       0        21,000

William C. Warden, Jr. January 30, 1998  315,000    145,215    62,030 (7) 12,500 shares  20,000       0        20,800
Executive Vice President,
Chief Administrative   January 31, 1997  267,445    137,500    54,391     12,500 shares  40,000       0        21,000
Officer, General       January 31, 1996  214,616     19,508    40,068      6,000 shares       0       0        21,000
Counsel and Secretary

Thomas E. Whiddon      January 30, 1998  305,000    140,605    21,580 (8) 12,500 shares  20,000       0        20,800
Executive Vice President
and Chief Financial    January 31, 1997  287,452     89,375    41,257     12,500 shares  40,000       0             0
Officer                January 31, 1996        0          0         0          0 shares       0       0             0



Footnotes:

(1) Restricted stock awards made as of January 30, 1998, are Performance Stock Award shares granted under the 1997
Incentive Plan. These awards fully vest at the end of the three-year performance period if the average annual return on non-cash beginning assets for the performance period is at least 13%. None of the Performance Stock Award shares vest if the average annual return for the performance period is less than 11%. If the Average Annual Return for the
Performance Period is at least 11% but less than 13%, the executive's interest in the Performance Stock Award shares shall become vested according to a formula which provides that one-half of the Performance Stock Award shares shall become vested if the average annual return for the performance period equals 11% and an additional number of whole shares that most nearly equals, but does not exceed, 2 1/2% of the Performance Stock Award shares for each one-tenth of a Percent that the average annual return for the performance period exceeds 11%.

Restricted stock awards made as of January 31, 1997, are Performance Stock Award shares with a three-year performance period and the same performance standards as the January 30, 1998 awards.  The January 31, 1996, restricted stock awards were Performance Accelerated Restricted Stock (PARS) awards.  Dividends are paid to executives on both Performance
Stock Award shares and PARS shares.

Aggregate restricted stock awards subject to future vesting are 79,750 for Mr. Tillman, 33,750 for Mr. Strickland,
33,000 for Mr. Stone, 35,000 for Mr. Warden and, 30,000 for Mr. Whiddon.

(2) Options granted as of December 5, 1997, were granted under the 1997 Incentive Plan at the $47.3125 fair market value of Lowe's shares on that date.

(3) Amounts shown are employer contributions to the Employee Stock Ownership Plan

(4) Amount shown is the total of a payment under the Company's Benefit Restoration Plan ($140,986), dividends on restricted stock shares awarded in grants effective January 31, 1994, 1995, 1996, and 1997 ($10,395), taxable value of group term life insurance in excess of $50,000 ($2,124), and taxable value of personal use of corporate aircraft
($3,668).

(5) Amount shown is the total of a payment under the Company's Benefit Restoration Plan ($134,813), dividends on restricted stock shares awarded in grants effective January 31, 1994, 1995, 1996, and 1997 ($9,488), taxable value of group term life insurance in excess of $50,000 ($6,605), and taxable value of personal use of corporate aircraft
($36,159).

(6) Amount shown is the total of a payment under the Company's Benefit Restoration Plan ($58,271), dividends on restricted stock shares awarded in grants effective January 31, 1994, 1995, 1996, and 1997 ($4,098), taxable value of group term life insurance in excess of $50,000 ($710), and taxable value of personal use of company vehicle ($595).

(7) Amount shown is the total of a payment under the Company's Benefit Restoration Plan ($52,099), dividends on restricted stock shares awarded in grants effective January 31, 1994, 1995, 1996, and 1997 ($4,813), director fees paid by LF Corporation, a subsidiary of Lowe's Companies, Inc.($4,500), and taxable value of group term life insurance in excess of $50,000 ($618).

(8) Amount shown is the total of dividends on restricted stock shares awarded in grants effective January 31, 1996 and
1997 ($3,163), director fees paid by LF Corporation, a subsidiary of Lowe's Companies, Inc. ($5,000), taxable value of group term life insurance in excess of $50,000 ($582), and taxable relocation reimbursements ($12,835).




                         OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table provides information with respect to stock options and SARs granted to the named Executive Officers during Fiscal 1997:


                                                  Individual Grants                        Potential Realizable Value
                                              % of Total                                    at Assumed Annual Rates
                                             Options/SARs                                       of Stock Price
                                              Granted to      Exercise or                      Appreciation for
                           Options / SARs    Employees in     Base Price     Expiration        Option/SAR Term
Name                        Granted (1)       Fiscal Year        $/Sh           Date            5%          10%

Robert L. Tillman            60,000 / 0        8.25 / 0          47.3125        12/4/02         784,290    1,744,338
Robert L. Strickland              0 / 0           0 / 0          47.3125        12/4/02               0            0
Larry D. Stone               20,000 / 0        2.75 / 0          47.3125        12/4/02         261,430      581,446
William C. Warden, Jr.       20,000 / 0        2.75 / 0          47.3125        12/4/02         261,430      581,446
Thomas E. Whiddon            20,000 / 0        2.75 / 0          47.3125        12/4/02         261,430      581,446



(1) All options were granted under the 1997 Incentive Plan.



               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR-END OPTION/SAR VALUES

     No options or SARs were exercised by any of the five named Executive
Officers during Fiscal 1997. The following table provides information concerning unexercised options/SARs held by each of the named Executive
Officers at January 30, 1998:


                            Shares                                      Annualized
                          Acquired on             Value                    Value
Name                      Exercise (1)        Realized ($) (2)          Realized ($)
Robert L. Tillman               0 Shares              0                         0
                            4,000 Units          30,000                    10,000

Robert L. Strickland            0 Shares              0                         0
                            5,000 Units          37,500                    12,500

Larry D. Stone                  0 Shares              0                         0
                            2,000 Units          15,000                     5,000

William C. Warden, Jr.          0 Shares              0                         0
                            3,000 Units          22,500                     7,500

Thomas E. Whiddon               0 Shares              0                         0
                                0 Units               0                         0



(1) Awards denominated in Shares represent stock options; Awards denominated in Units represent stock appreciation rights (STARs).

(2) Stock appreciation rights (STARs) incentive payments as of January 30, 1998 ($7.50 per share appreciation for each STAR unit).


                 Aggregated Option/SAR Exercises and Fiscal Year-End
                            Option/SAR Value Table  (PART II)



                                                                           Value of Unexercised In-the-Money
                               Number of Unexercised                 Options/SARs at FY-End ($) ($50.5625 on 1/30/98)
                              Options/SARs at FY-End                            Exercisable
Name                        Exercisable      Unexercisable             Aggregate     Annualized     Unexercisable (3)
Robert L. Tillman         50,000  Shares     140,000 Shares             575,625        427,372         1,110,000
                               0  Units        5,000 Units                    0              0             5,000


Robert L. Strickland      16,666  Shares      33,334 Shares             190,617        162,921           381,258
                               0  Units            0 Units                    0              0                 0


Larry D. Stone            13,333  Shares      46,667 Shares             152,496        130,339           370,004
                               0  Units        2,500 Units                    0              0             2,500


William C. Warden, Jr.    13,333  Shares      46,667 Shares             152,496        130,339           370,004
                               0  Units        4,000 Units                    0              0             4,000

Thomas E. Whiddon         13,333  Shares      46,667 Shares             152,496        130,339           370,004
                               0  Units            0 Units                    0              0                 0


(3)  Value of the unexercised in-the-money options and SARs which had not been exercised at fiscal year end.




              LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

     No awards were made under any long-term incentive plans for the Company during 1997.


                       REPORT OF THE COMPENSATION COMMITTEE

     This report by the Executive Compensation Committee is required by rules of the Securities and Exchange Commission. It is not to be deemed incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is not to be otherwise deemed filed under either such Act.








     The Compensation Committee (the "Committee") of the Board of Directors comprises six Independent Directors and is responsible for administering the Company's Executive Compensation Program for all executives at a compensation level set by the Committee. In carrying out its responsibilities, the
Committee:

     Articulates the Company's executive compensation philosophies and policies to executive management, participates in compensation program development, and has authority for approval of awards under the Company's plans and programs;

     Monitors and approves on-going base salary and incentive compensation programs for executive management, including participation, performance goals and criteria, interpretation of provisions and determination of award payouts;

     Reviews and approves base salary recommendations for Executive Officers of the Company; and

     Initiates all compensation actions for the Chairman of the Board, President and Chief Executive Officer, subject to final Board approval.

     The Committee has retained a national consulting firm (which reports to the Committee) to be a source of on-going advice to both the Committee and management.

Executive Compensation Principles

     The Company's Executive Compensation Program has been designed to establish a strong link between the creation of shareholder value and the compensation earned by its senior executives. It is the intention of the Committee that all compensation paid under the Executive Compensation Program of the Company (other than incentive stock options) will be tax deductible to the Company in the year paid to the executive. The fundamental objectives of the Program are to:

     Align executive compensation with the Company's mission, values and business strategies;

     Attract, motivate, retain and reward the executives whose leadership and performance are critical to the Company's success in enhancing shareholder value; and

     Provide compensation which is commensurate with the Company's performance and the contributions made by executives toward this performance.

     The Program is intended to provide compensation which is competitive with comparable companies in the retailing industry (with particular emphasis on specialty hardgoods retailers and major U.S. retailers) when the Company is meeting its targeted financial goals. At the same time, the Program seeks to provide above average compensation when the Company's targeted goals are exceeded, and below average compensation when targeted performance goals are not achieved.

     The Program provides for larger portions of total compensation to vary on the basis of Company performance for higher levels of executives (i.e., the most senior Executive Officers have more of their total compensation at risk on the basis of Company performance than do lower levels of executives). All Executive Officers participate in the same direct compensation programs as the other executives of the Company, with the only differences being the degree of compensation risk and the overall magnitude of the potential awards.

     The Committee believes that Executive Officers of the Company should be encouraged to own significant holdings of the Company's Common Stock to align their interests with those of the Company's shareholders. Through the operation of the Company's Employee Stock Ownership Plan, the Employee Savings and Investment Plan, the 1994 Incentive Plan, and the 1997 Incentive Plan, vehicles are provided to enable executives to acquire Company Stock, subject to regulatory limitations. The Committee has established informal ownership guidelines for Executive Officers and will take into account each executive's progress toward attaining those goals when considering future stock option or restricted stock awards.

Elements in the Executive Compensation Program

     The Company's Executive Compensation Program comprises the following elements:

Base Salary

     Salaries for Executive Officers are established on the basis of the qualifications and experience of the executive, the nature of the job responsibilities and salaries for competitive positions in the retailing industry.

     Executive Officers' base salaries are reviewed annually and are approved by the Committee. Salaries of Executive Officers are compared with those of comparable executive positions in the retailing industry throughout the United States. The Committee uses the median level of base salary as a guideline, in conjunction with the executive's performance and qualifications, for establishing salary levels.

1994 and 1997 Incentive Plans

     The 1994 and 1997 Incentive Plans, which were approved by shareholders in 1994 and 1997, respectively, are intended to attract, motivate, retain and reward the executives whose leadership and performance are critical to the Company's success in enhancing shareholder value. The Incentive Plans help to place further emphasis on executive ownership of Company Stock. The Incentive Plans are designed to assure the deductibility of executive compensation for federal and state income tax purposes.

     Short-Term Incentives. The Management Bonus Program is administered pursuant to the Incentive Plans. The Management Bonus Program provides bonus opportunities that can be earned upon the achievement by the Company of predetermined annual earnings growth objectives. No bonuses are paid if performance is below the threshold level of corporate profitability. If the financial goals are fully met, 100% of the stated bonus opportunity is earned. Bonuses equal to 76.8% of the bonus opportunity were paid for the year ended January 30, 1998, because the financial results exceeded the threshold but were below the goals set for full bonus payment.

     Long-Term Incentives. The Incentive Plans authorize the grant of stock options. The option price cannot be less than the market price of the Company's Common Stock on the date on which the option is granted. Consequently, stock options granted under the Incentive Plans measure performance and provide compensation solely on the basis of the appreciation in the price of the Company's Common Stock.

     Stock appreciation rights also may be granted under the Incentive Plans. These rights entitle the recipient to receive a payment based solely on the appreciation in the Company's Common Stock following the date of the award. Stock appreciation rights thus measure performance and provide compensation only if the price of the Company's Common Stock appreciates. One stock appreciation rights program is outstanding and it will vest at the end of a three-year performance period on January 29, 1999, if certain performance objectives are achieved.

     The Incentive Plans also authorize awards of Company Common Stock.
Shares of Performance Accelerated Restricted Stock (PARS) and Performance Stock Awards have been issued pursuant to this authorization. PARS awards are nontransferable and subject to forfeiture for a period of time (either five or seven years) except that earlier vesting is permitted if certain financial objectives are achieved. The 1997 and 1998 Performance Stock Awards to the Chairman of the Board, President and Chief Executive Officer and members of the Executive Staff provide that the shares will vest only if certain financial objectives are met during the three-year performance period following the award. The vesting of the grants identified in this paragraph is tied to a targeted achievement in return on assets.

Benefit Restoration Plan

     The Benefit Restoration Plan was adopted by the Company in May 1990, to provide qualifying executives with benefits equivalent to those received by all other employees under the Company's basic qualified employee retirement plans. Qualifying executives are those executives whose annual additions and other benefits, as normally provided to all participants under those qualified plans, would be curtailed by the effect of Internal Revenue Code restrictions, and who are selected by the Committee to participate in the Plan. The Benefit Restoration Plan benefits are determined annually. Participating executives may elect annually to defer benefits or to receive a current cash payment.

Other Compensation

     The Company's Executive Officers participate in the various qualified and non-qualified employee benefit plans sponsored by the Company. The Company makes only nominal use of perquisites in compensating its Executive Officers.

The CEO's Compensation in the Fiscal Year Ended January 30, 1998

     Effective January 24, 1998, the Committee increased Mr. Tillman's annual base salary from $675,000 to $800,000. The Committee based its decision on the combination of the progress made by the Company in establishing and implementing its new retailing strategies, the operating performance of the Company, Mr. Tillman's leadership during a critical management transition, his promotion and election to the additional position of Chairman of the Board, and the Committee's assessment that his prior base salary was below market when compared to other chief executive officers of similarly situated companies.

     The Committee authorized payment to Mr. Tillman of an annual bonus of $311,175 under the 1997 Management Bonus Program. The Committee determined Mr. Tillman's bonus solely on the basis of the Company's earnings performance versus the goals for such performance which the Committee established at the beginning of the year.

     Mr. Tillman was granted options for 60,000 shares of Company Stock on December 5, 1997 at $47.3125, the fair market value of the Stock on the date of the grant; 2,100 shares of the grant are incentive stock options which become exercisable three years after the date of the grant with the remaining 57,900 shares granted being non-qualified stock options which become exercisable in thirds after one, two and three years from the date of the grant. The options expire after five years. The Committee also approved a Performance Stock Award of 30,000 shares which will become vested and transferable after three years if certain predetermined performance objectives are met.

     Mr. Tillman earned a Benefit Restoration Plan payment of $140,986 for the fiscal year ended January 30, 1998.

     The Committee believes that the payments and stock incentives described herein were necessary to maintain the competitiveness of Mr. Tillman's compensation package in comparison to those of other chief executive officers of similarly situated companies.







                                 *     *     *

     The Committee believes that the Company's Executive Compensation Program has been strongly linked to the Company's performance and the enhancement of shareholder value. The Committee intends to continually evaluate the Company's compensation philosophies and plans to ensure that they are appropriately configured to align the interests of executives and shareholders and to ensure that the Company can attract, motivate and retain talented management personnel.

                                     Robert G. Schwartz, Chairman
                                     William A. Andres
                                     Peter C. Browning
                                     Carol A. Farmer
                                     Paul Fulton
                                     James F. Halpin


April 24, 1998


                             PERFORMANCE GRAPH

     The following graph compares the total returns (assuming reinvestment of dividends) of the Company's Common Stock, the S&P 500 Index and the S&P Retail Index. The graph assumes $100 invested on January 31, 1993, in the Company's Common Stock and each of the indices.

             Comparison of 5 Year Cumulative Return of Lowe's
                     the S&P 500 and S&P Retail Index

               Jan. 31,   Jan. 31,   Jan. 31,   Jan. 31,   Jan. 31,   Jan. 30,
                 '93        '94        '95         '96       '97        '98

LOWE'S           100       222.54     269.41     229.60     245.82     377.22
S&P 500          100       112.83     113.43     157.23     198.63     252.06
S&P RETAIL INDEX 100        97.75      97.11      90.46     108.06     164.77


                        INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board of Directors has reappointed Deloitte & Touche LLP as independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for 1998. Deloitte & Touche LLP has served in such capacity continuously since 1982.

     Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.


                                  GENERAL

     The cost of solicitations of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, by telephone, by telegraph or by certain employees of the Company. The Company may reimburse brokers or other persons holding stock in their names or in the names of nominees for their expense in sending proxy materials to principals and obtaining their proxies. The Company has engaged the proxy soliciting firm of D. F. King & Co., Inc. to solicit proxies for the Annual Meeting at an anticipated cost of $7,000 (plus handling fees).

     The shares represented by a proxy will be voted as directed unless the proxy is revoked. Any proxy may be revoked before it is exercised by filing with the Secretary of the Company an instrument revoking the proxy or a proxy bearing a later date. A proxy is revoked if the person who executed the proxy is present at the meeting and elects to vote in person.

     Where a choice is specified with respect to any matter to come before the meeting, the shares represented by the proxy will be voted in accordance with such specifications.

     Where a choice is not so specified, the shares represented by the proxy will be voted FOR Proposal 1 as set forth in the Notice of Annual Meeting and Proxy Card.

     Management is not aware that any matters other than those specified herein will be presented for action at the meeting, but if any other matters do properly come before the meeting, the persons named as Proxies will vote upon such matters in accordance with their best judgment.

     In the election of Directors, a specification to withhold authority to vote for the slate of management nominees will not constitute an authorization to vote for any other nominee.


                            SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 1999 Annual Meeting must be received by the Board of Directors for consideration for inclusion in the Proxy Statement and form of proxy relating to that meeting on or before December 25, 1998.


                                ANNUAL REPORT

     The Annual Report to shareholders accompanies this Proxy Statement. The Company's report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended January 30, 1998, is available upon written request addressed to Lowe's Companies, Inc., Investor Relations Department, P. O. Box 1111, North Wilkesboro, NC 28656.

                                    By order of the Board of Directors,

                                    William C. Warden, Jr.
                                    Executive Vice President, General Counsel
                                    & Secretary

North Wilkesboro, North Carolina
April 24, 1998



Appendix to PROXY (DEF 14A)
Graphic and Image Material

Back cover:
A map showing where the annual shareholders meeting will be held (Regional distribution center in Statesville, NC)


Proxy Card mailed to shareholders with Proxy:

                                                 LOWE'S COMPANIES, INC.
                                       P. O. Box 1111, North Wilkesboro, NC  28656

                                This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Theresa A. Anderson and Karen R. Worley as Proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Lowe's Companies, Inc. held of record by the undersigned on April 3, 1998, at the
Annual Meeting of Shareholders to be held on May 29, 1998, or any adjournment thereof.  The Board of Directors
Recommends a vote FOR Proposal 1.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.
If no direction is made, this proxy will be voted FOR Proposal 1.



             PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.


Please sign exactly as your name(s) appear(s) on the books of the Company.Joint owners should each sign
personally.Trustees, custodians and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If the shareholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.



HAS YOUR ADDRESS CHANGED?
____________________________________________
____________________________________________
____________________________________________
____________________________________________



    PLEASE MARK VOTES
_X__AS IN THIS EXAMPLE
LOWE'S
COMPANIES, INC.     1.  Election ofDirectorsNominees:                        For All     With-  For All
                        CLASS I DIRECTOR (One-year Term                      Nominees    hold    Except
                        1998-1999)Richard K. Lochridge                         ____      ____    ____
                        CLASS II DIRECTOR (Two-year Term
                            1998-2000)Peter C. Browning
                        CLASS III DIRECTORS (Three-year
                        Term 1998-2001)Leonard L. Berry,
                        Paul Fulton, James F. Halpin,
                        Robert L.Tillman

                        Note:  If you do not wish your
                        shares voted "FOR" a particular
                        nominee, mark the "FOR ALL
                        EXCEPT" box and strike a line
                        through that nominee's name.
                        Your shares will be voted for
                        the remaining nominees.

                        2.  In their discretion, the Proxies
                            are authorized to vote upon such
                            other
                        business as may properly come
                        before the meeting

                        Mark box at right if an address                                         _____
                        change has been noted on the
                        reverse side of this card.



Please be sure to sign and date this Proxy.   Date:_________



Shareholder sign here                        Co-owner sign here
